Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 1

          KILICO is a stock life insurance company organized under the laws of the State of Illinois and is the only shareholder of the Fund. KILICO is the issuer of the Kemper Select variable life insurance policies, Kemper Advantage III variable annuity contracts and Kemper Passport variable annuity contracts that are funded by shares of the Fund. The KILICO Variable Annuity Separate Account and the KILICO Variable Separate Account ("Separate Accounts") hold the Fund's shares as assets underlying the annuity contracts and policies through Subaccounts of the Separate Accounts. International Portfolio and Small Capitalization Equity Portfolio are not currently available for investment through the Kemper Variable Separate Account.

          Item 1:  Election of Board of Trustees


          Mutual Fund
          Total Return               For               Withhold

          Akins                      877,274            26,759
          Gottschalk                 877,997            26,036
          Kelsey                     877,906            26,127
          Mathis                     877,997            26,036
          Renwick                    877,454            26,579
          Timbers                    877,274            26,759
          Tingleff                   876,912            27,121
          Weithers                   877,726            26,307

          Mutual Fund
          Income & Cap               For               Withhold

          Akins                       98,124             2,951
          Gottschalk                  98,184             2,891
          Kelsey                      98,215             2,860
          Mathis                      98,265             2,810
          Renwick                     98,164             2,911
          Timbers                     98,134             2,941
          Tingleff                    98,103             2,972
          Weithers                    98,215             2,860





















          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 2

          Mutual Fund
          High Yield                 For               Withhold

          Akins                      298,549             6,810
          Gottschalk                 298,855             6,504
          Kelsey                     298,641             6,718
          Mathis                     298,794             6,565
          Renwick                    298,855             6,504
          Timbers                    298,122             7,237
          Tingleff                   298,488             6,871
          Weithers                   298,672             6,687

          Mutual Fund
          U.S. Government            For               Withhold

          Akins                      405,265            10,690
          Gottschalk                 405,307            10,648
          Kelsey                     405,515            10,440
          Mathis                     405,639            10,316
          Renwick                    405,556            10,399
          Timbers                    405,015            10,940
          Tingleff                   404,766            11,189
          Weithers                   405,307            10,648

          Mutual Fund
          Growth                     For               Withhold

          Akins                      514,273            13,186
          Gottschalk                 514,589            12,870
          Kelsey                     514,536            12,923
          Mathis                     514,589            12,870
          Renwick                    514,536            12,923
          Timbers                    513,851            13,608
          Tingleff                   513,745            13,714
          Weithers                   514,378            13,081

          Mutual Fund
          Money Market               For               Withhold

          Akins                      985,939            25,073
          Gottschalk                 987,152            23,860
          Kelsey                     986,444            24,568
          Mathis                     986,849            24,163
          Renwick                    986,950            24,062
          Timbers                    985,433            25,579
          Tingleff                   985,332            25,680
          Weithers                   986,546            24,466













          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 3

          Mutual Fund
          Diversified Income         For               Withhold

          Akins                       15,325               430
          Gottschalk                  15,330               425
          Kelsey                      15,328               427
          Mathis                      15,330               425
          Renwick                     15,326               429
          Timbers                     15,331               424
          Tingleff                    15,326               429
          Weithers                    15,328               427

          Mutual Fund w/Vote
          Total Return               For               Withhold

          Akins                      1,368,742          41,751
          Gottschalk                 1,369,871          40,622
          Kelsey                     1,369,730          40,763
          Mathis                     1,369,871          40,622
          Renwick                    1,369,025          41,468
          Timbers                    1,368,742          41,751
          Tingleff                   1,368,178          42,315
          Weithers                   1,369,448          41,045

          Mutual Fund w/Vote
          Income & Cap               For               Withhold

          Akins                      168,657             5,073
          Gottschalk                 168,762             4,969
          Kelsey                     168,814             4,917
          Mathis                     168,901             4,830
          Renwick                    168,727             5,003
          Timbers                    168,675             5,056
          Tingleff                   168,623             5,108
          Weithers                   168,814             4,917

          Mutual Fund w/Vote
          High Yield                 For               Withhold

          Akins                      407,996             9,306
          Gottschalk                 408,413             8,889
          Kelsey                     408,121             9,181
          Mathis                     408,329             8,972
          Renwick                    408,413             8,889
          Timbers                    407,411             9,890
          Tingleff                   407,912             9,389
          Weithers                   408,162             9,139













          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 4

          Mutual Fund w/Vote
          U.S. Government            For               Withhold

          Akins                      525,484            13,861
          Gottschalk                 525,538            13,807
          Kelsey                     525,808            13,538
          Mathis                     525,969            13,376
          Renwick                    525,862            13,484
          Timbers                    525,160            14,185
          Tingleff                   524,837            14,508
          Weithers                   525,538            13,807

          Mutual Fund w/Vote
          Growth                     For               Withhold

          Akins                      818,302            20,982
          Gottschalk                 818,806            20,479
          Kelsey                     818,722            20,562
          Mathis                     818,806            20,479
          Renwick                    818,722            20,562
          Timbers                    817,631            21,654
          Tingleff                   817,463            21,821
          Weithers                   818,470            20,814

          Advantage III
          Equity                     For               Withhold

          Akins                      24,270,477         617,215
          Gottschalk                 24,300,342         587,350
          Kelsey                     24,282,921         604,771
          Mathis                     24,292,876         594,816
          Renwick                    24,295,365         592,327
          Timbers                    24,258,033         629,659
          Tingleff                   24,255,545         632,147
          Weithers                   24,285,410         602,282

          Advantage III
          Government Securities      For               Withhold

          Akins                      16,252,184         456,137
          Gottschalk                 16,257,196         451,125
          Kelsey                     16,255,526         452,795
          Mathis                     16,257,196         451,125
          Renwick                    16,253,855         454,466
          Timbers                    16,258,867         449,454
          Tingleff                   16,253,855         454,466
          Weithers                   16,255,526         452,795













          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 5

          Advantage III
          High Yield                 For               Withhold

          Akins                      16,286,012         496,770
          Gottschalk                 16,299,438         483,344
          Kelsey                     16,297,760         485,022
          Mathis                     16,299,438         483,344
          Renwick                    16,289,368         493,414
          Timbers                    16,286,012         496,770
          Tingleff                   16,279,299         503,483
          Weithers                   16,294,403         488,379

          Advantage III
          Money Market               For               Withhold

          Akins                       8,805,551         264,856
          Gottschalk                  8,810,993         259,414
          Kelsey                      8,813,714         256,693
          Mathis                      8,818,250         252,157
          Renwick                     8,809,179         261,228
          Timbers                     8,806,458         263,949
          Tingleff                    8,803,737         266,670
          Weithers                    8,813,714         256,693

          Advantage III
          International              For               Withhold

          Akins                      28,109,824         641,147
          Gottschalk                 28,138,575         612,396
          Kelsey                     28,118,450         632,521
          Mathis                     28,132,825         618,146
          Renwick                    28,138,575         612,396
          Timbers                    28,069,573         681,398
          Tingleff                   28,104,074         646,897
          Weithers                   28,121,325         629,646

          Advantage III
          Small Cap                  For               Withhold

          Akins                       4,570,853         120,570
          Gottschalk                  4,571,323         120,100
          Kelsey                      4,573,668         117,755
          Mathis                      4,575,076         116,347
          Renwick                     4,574,137         117,286
          Timbers                     4,568,039         123,384
          Tingleff                    4,565,224         126,199
          Weithers                    4,571,323         120,100













          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 6

          Advantage III
          Total Return               For               Withhold

          Akins                      44,185,944         1,132,973
          Gottschalk                 44,213,135         1,105,782
          Kelsey                     44,208,604         1,110,313
          Mathis                     44,213,135         1,105,782
          Renwick                    44,208,604         1,110,313
          Timbers                    44,149,689         1,169,228
          Tingleff                   44,140,625         1,178,292
          Weithers                   44,195,008         1,123,909

          Advantage III w/vote
          Equity                     For               Withhold

          Akins                      40,699,433         1,035,014
          Gottschalk                 40,749,515           984,933
          Kelsey                     40,720,301         1,014,147
          Mathis                     40,736,994           997,453
          Renwick                    40,741,168           993,280
          Timbers                    40,678,566         1,055,882
          Tingleff                   40,674,393         1,060,055
          Weithers                   40,724,474         1,009,974

          Advantage III w/vote
          Government Securities      For               Withhold

          Akins                      26,435,693           741,950
          Gottschalk                 26,443,847           733,796
          Kelsey                     26,441,129           736,514
          Mathis                     26,443,847           733,796
          Renwick                    26,438,411           739,232
          Timbers                    26,446,564           731,079
          Tingleff                   26,438,411           739,232
          Weithers                   26,441,129           736,514

          Advantage III w/vote
          High Yield                 For               Withhold

          Akins                      26,244,854           800,544
          Gottschalk                 26,266,490           778,907
          Kelsey                     26,263,786           781,612
          Mathis                     26,266,490           778,907
          Renwick                    26,250,263           795,135
          Timbers                    26,244,854           800,544
          Tingleff                   26,234,036           811,362
          Weithers                   26,258,377           787,021













          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 7

          Advantage III w/vote
          Money Market               For               Withhold

          Akins                      14,334,088           431,145
          Gottschalk                 14,342,947           422,286
          Kelsey                     14,347,377           417,856
          Mathis                     14,354,759           410,473
          Renwick                    14,339,994           425,239
          Timbers                    14,335,564           429,668
          Tingleff                   14,331,135           434,098
          Weithers                   14,347,377           417,856

          Advantage III w/vote
          International              For               Withhold

          Akins                      45,996,159         1,049,109
          Gottschalk                 46,043,204         1,002,064
          Kelsey                     46,010,272         1,034,996
          Mathis                     46,033,795         1,011,473
          Renwick                    46,043,204         1,002,064
          Timbers                    45,930,295         1,114,973
          Tingleff                   45,986,750         1,058,519
          Weithers                   46,014,977         1,030,291

          Advantage III w/vote
          Small Cap                  For               Withhold

          Akins                       7,553,017           199,233
          Gottschalk                  7,553,803           198,458
          Kelsey                      7,557,679           194,582
          Mathis                      7,560,005           192,256
          Renwick                     7,558,454           193,807
          Timbers                     7,548,376           203,884
          Tingleff                    7,543,725           208,536
          Weithers                    7,553,803           198,458

          Advantage III w/vote
          Total Return               For               Withhold

          Akins                      73,457,127         1,883,516
          Gottschalk                 73,502,331         1,838,312
          Kelsey                     73,494,797         1,845,846
          Mathis                     73,502,331         1,838,312
          Renwick                    73,494,797         1,845,846
          Timbers                    73,396,854         1,943,789
          Tingleff                   73,381,786         1,958,857
          Weithers                   73,472,195         1,868,448













          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 8

          Passport
          Equity                     For               Withhold

          Akins                      23,474,081           596,962
          Gottschalk                 23,502,966           568,077
          Kelsey                     23,486,117           584,926
          Mathis                     23,495,745           575,298
          Renwick                    23,498,152           572,891
          Timbers                    23,462,046           608,997
          Tingleff                   23,459,639           611,404
          Weithers                   23,488,524           582,519

          Passport
          Government Securities      For               Withhold

          Akins                       9,897,276           277,779
          Gottschalk                  9,900,329           274,726
          Kelsey                      9,899,311           275,744
          Mathis                      9,900,329           274,726
          Renwick                     9,898,294           276,761
          Timbers                     9,901,346           273,709
          Tingleff                    9,898,294           276,761
          Weithers                    9,899,311           275,744

          Passport
          High Yield                 For               Withhold

          Akins                      16,800,234           512,456
          Gottschalk                 16,814,085           498,605
          Kelsey                     16,812,353           500,337
          Mathis                     16,814,085           498,605
          Renwick                    16,803,697           508,993
          Timbers                    16,800,234           512,456
          Tingleff                   16,793,309           519,381
          Weithers                   16,808,891           503,799

          Passport
          Money Market               For               Withhold

          Akins                       3,337,710           100,393
          Gottschalk                  3,339,773            98,330
          Kelsey                      3,340,805            97,298
          Mathis                      3,342,524            95,579
          Renwick                     3,339,086            99,017
          Timbers                     3,338,054           100,049
          Tingleff                    3,337,023           101,080
          Weithers                    3,340,805            97,298













          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 9

          Passport
          International              For               Withhold

          Akins                       9,980,407           227,639
          Gottschalk                  9,990,615           217,431
          Kelsey                      9,983,469           224,577
          Mathis                      9,988,573           219,473
          Renwick                     9,990,615           217,431
          Timbers                     9,966,115           241,931
          Tingleff                    9,978,365           229,681
          Weithers                    9,984,490           223,556

          Passport
          Small Cap                  For               Withhold

          Akins                       1,562,194            41,207
          Gottschalk                  1,562,354            41,047
          Kelsey                      1,563,156            40,245
          Mathis                      1,563,637            39,764
          Renwick                     1,563,316            40,085
          Timbers                     1,561,232            42,169
          Tingleff                    1,560,270            43,131
          Weithers                    1,562,354            41,047

          Passport
          Total Return               For               Withhold

          Akins                       30,763,963          788,820
          Gottschalk                  30,782,895          769,888
          Kelsey                      30,779,740          773,043
          Mathis                      30,782,895          769,888
          Renwick                     30,779,740          773,043
          Timbers                     30,738,721          814,062
          Tingleff                    30,732,411          820,372
          Weithers                    30,770,274          782,509

          Passport w/vote
          Equity                     For               Withhold

          Akins                       36,221,264          921,131
          Gottschalk                  36,265,835          876,561
          Kelsey                      36,239,835          902,560
          Mathis                      36,254,692          887,703
          Renwick                     36,258,407          883,989
          Timbers                     36,202,693          939,703
          Tingleff                    36,198,979          943,417
          Weithers                    36,243,550          898,846













          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 10

          Passport w/vote
          Government Securities      For               Withhold

          Akins                       15,132,822          424,721
          Gottschalk                  15,137,489          420,054
          Kelsey                      15,135,933          421,609
          Mathis                      15,137,489          420,054
          Renwick                     15,134,378          423,165
          Timbers                     15,139,045          418,498
          Tingleff                    15,134,378          423,165
          Weithers                    15,135,933          421,609

          Passport w/vote
          High Yield                 For               Withhold

          Akins                       25,842,059          788,257
          Gottschalk                  25,863,363          766,953
          Kelsey                      25,860,700          769,616
          Mathis                      25,863,363          766,953
          Renwick                     25,847,385          782,931
          Timbers                     25,842,059          788,257
          Tingleff                    25,831,407          798,909
          Weithers                    25,855,374          774,942

          Passport w/vote
          Money Market               For               Withhold

          Akins                        5,532,684          166,414
          Gottschalk                   5,536,103          162,994
          Kelsey                       5,537,813          161,284
          Mathis                       5,540,662          158,435
          Renwick                      5,534,963          164,134
          Timbers                      5,533,253          165,844
          Tingleff                     5,531,544          167,553
          Weithers                     5,537,813          161,284

          Passport w/vote
          International              For               Withhold

          Akins                       12,190,981          278,060
          Gottschalk                  12,203,450          265,591
          Kelsey                      12,194,721          274,319
          Mathis                      12,200,956          268,084
          Renwick                     12,203,450          265,591
          Timbers                     12,173,524          295,516
          Tingleff                    12,188,487          280,553
          Weithers                    12,195,968          273,072













          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 11

          Passport w/vote
          Small Cap                  For               Withhold

          Akins                        2,462,239           64,949
          Gottschalk                   2,462,492           64,696
          Kelsey                       2,463,755           63,432
          Mathis                       2,464,514           62,674
          Renwick                      2,464,008           63,180
          Timbers                      2,460,723           66,465
          Tingleff                     2,459,206           67,981
          Weithers                     2,462,492           64,696

          Passport w/vote
          Total Return               For               Withhold

          Akins                       47,123,031        1,208,283
          Gottschalk                  47,152,030        1,179,284
          Kelsey                      47,147,197        1,184,117
          Mathis                      47,152,030        1,179,284
          Renwick                     47,147,197        1,184,117
          Timbers                     47,084,366        1,246,948
          Tingleff                    47,074,700        1,256,614
          Weithers                    47,132,698        1,198,617

          Select
          Equity                     For               Withhold

          Akins                          330,676            8,409
          Gottschalk                     331,083            8,002
          Kelsey                         330,845            8,240
          Mathis                         330,981            8,140
          Renwick                        331,015            8,070
          Timbers                        330,506            8,579
          Tingleff                       330,472            8,613
          Weithers                       330,879            8,206

          Select
          Government Securities      For               Withhold

          Akins                        2,012,214           56,475
          Gottschalk                   2,012,834           55,855
          Kelsey                       2,012,628           56,061
          Mathis                       2,012,834           55,855
          Renwick                      2,012,421           56,268
          Timbers                      2,013,041           55,648
          Tingleff                     2,012,421           56,268
          Weithers                     2,012,628           56,061













          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 12

          Select
          Money Market               For               Withhold

          Akins                          279,244            8,399
          Gottschalk                     279,416            8,227
          Kelsey                         279,503            8,140
          Mathis                         279,647            7,996
          Renwick                        279,359            8,284
          Timbers                        279,273            8,370
          Tingleff                       279,186            8,457
          Weithers                       279,503            8,140

          Select
          Total Return               For               Withhold

          Akins                          737,270           22,176
          Gottschalk                     737,726           21,720
          Kelsey                         737,954           21,492
          Mathis                         738,333           21,113
          Renwick                        737,574           21,872
          Timbers                        737,346           22,100
          Tingleff                       737,118           22,328
          Weithers                       737,954           21,492

          Select
          High Yield                 For               Withhold

          Akins                          827,334           25,236
          Gottschalk                     828,016           24,554
          Kelsey                         827,931           24,639
          Mathis                         828,016           24,554
          Renwick                        827,504           25,066
          Timbers                        827,334           25,236
          Tingleff                       826,993           25,577
          Weithers                       827,760           24,810

          Select w/Vote
          Equity                     For               Withhold

          Akins                          515,757           13,605
          Gottschalk                     515,810           13,552
          Kelsey                         516,075           13,287
          Mathis                         516,234           13,128
          Renwick                        516,128           13,234
          Timbers                        515,440           13,922
          Tingleff                       515,122           14,420
          Weithers                       515,810           13,552













          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 13

          Select w/Vote
          Government Securities      For               Withhold

          Akins                        2,224,693           57,043
          Gottschalk                   2,226,062           55,674
          Kelsey                       2,225,834           55,903
          Mathis                       2,226,062           55,674
          Renwick                      2,225,834           55,903
          Timbers                      2,222,867           58,869
          Tingleff                     2,222,411           59,325
          Weithers                     2,225,149           56,587

          Select w/Vote
          Money Market               For               Withhold

          Akins                          457,888           11,644
          Gottschalk                     458,451           11,081
          Kelsey                         458,123           11,410
          Mathis                         458,311           11,222
          Renwick                        458,358           11,175
          Timbers                        457,653           11,879
          Tingleff                       457,606           11,926
          Weithers                       458,170           11,363

          Select w/Vote
          Total Return               For               Withhold

          Akins                        1,079,334           30,293
          Gottschalk                   1,079,667           29,960
          Kelsey                       1,079,556           30,071
          Mathis                       1,079,667           29,960
          Renwick                      1,079,445           30,182
          Timbers                      1,079,778           29,849
          Tingleff                     1,079,445           30,182
          Weithers                     1,079,556           30,071

          Select w/Vote
          High Yield                 For               Withhold

          Akins                        1,071,831           32,694
          Gottschalk                   1,072,714           31,810
          Kelsey                       1,072,604           31,921
          Mathis                       1,072,714           31,810
          Renwick                      1,072,052           32,473
          Timbers                      1,071,831           32,694
          Tingleff                     1,071,389           33,136
          Weithers                     1,072,383           32,142













          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 14

          Item 2:  Selection of Independent Auditors


          Mutual Fund                Against           Abstain

          Total Return                   14,610             6,086
          Income & Cap                    2,505                 0
          High Yield                      2,231                 0
          U.S. Government                     0                 0
          Growth                         11,043            13,784
          Money Market                    8,772             3,271
          Diversified Income                  0             1,506


          Mutual Funds w/Vote        Against           Abstain

          Total Return                   22,795             9,496
          Income & Cap                    4,306                 0
          High Yield                      3,049                 0
          U.S. Government                     0                 0
          Growth                         17,571            21,933

          Advantage III
            Equity                      316,075           794,825
            Government Securities        94,191           690,746
            High Yield                  282,302           400,024
            Money Market                152,532           210,106
            International               421,360           668,639
            Small Cap                    61,102           138,059
            Total Return                737,153         1,140,752

          Advantage III w/vote
            Equity                      530,030         1,332,851
            Government Securities       153,210         1,123,563
            High Yield                  454,929           644,637
            Money Market                248,299           342,020
            International               689,472         1,094,095
            Small Cap                   100,967           228,133
            Total Return              1,225,483         1,896,448

          Passport
            Equity                      171,670           950,683
            Government Securities        10,895           275,578
            High Yield                   59,637           260,145
            Money Market                 12,922           210,887
            International                93,627           301,059
            Small Cap                     1,961            98,368
            Total Return                323,464         1,151,876












          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 15

          Passport w/vote
            Equity                      264,892         1,466,935
            Government Securities        16,658           421,356
            High Yield                   91,733           400,154
            Money Market                 21,420           349,572
            International               102,125           439,744
            Small Cap                     3,091           155,042
            Total Return                495,469         1,764,398

          Select
            Equity                            0                 0
            Government Securities             0                 0
            Money Market                 15,037                 0
            Total Return                 61,129             5,996
            High Yield                    1,916                 0

          Select w/Vote
            Equity                            0                 0
            Government Securities             0                 0
            Money Market                 25,546                 0
            Total Return                 89,316             8,761
            High Yield                    2,482                 0

          Item 3:  New Investment Management Agreement

          Mutual Fund                Against           Abstain

          Total Return                   18,316            15,144
          Income & Cap                    2,505                 0
          High Yield                          0                 0
          U.S. Government                     0             6,632
          Growth                          6,472            14,444
          Money Market                   13,627           114,239
          Diversified Income                  0             1,506


          Mutual Fund w//Vote

          Total Return                   28,577            23,628
          Income & Cap                    4,306                 0
          High Yield                          0                 0
          U.S. Government                     0             8,599
          Growth                         10,298            22,983

















          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 16

          Advantage III
            Equity                      731,978          1,185,353
            Government Securities       339,781          1,152,581
            High Yield                  358,205            983,191
            Money Market                271,417            324,478
            International               796,170          1,001,384
            Small Cap                    94,700            188,216
            Total Return              1,052,295          1,698,013

          Advantage III w/vote
            Equity                    1,227,462          1,987,732
            Government Securities       552,685          1,874,781
            High Yield                  577,246          1,584,409
            Money Market                441,825            528,200
            International             1,302,774          1,638,567
            Small Cap                   156,485            311,014
            Total Return              1,749,393          2,822,869

          Passport
            Equity                      326,723          1,000,801
            Government Securities        30,774            220,043
            High Yield                   95,298            361,524
            Money Market                  4,708             74,939
            International               169,020            494,566
            Small Cap                    52,159             94,753
            Total Return                682,793          1,501,350

          Passport w/vote
            Equity                      504,144          1,544,269
            Government Securities        47,053            336,443
            High Yield                  146,587            556,095
            Money Market                  7,804            124,221
            International               172,116            543,848
            Small Cap                    82,210            149,344
            Total Return              1,045,876          2,299,709

          Select
            Equity                        3,183              9,628
            Government Securities        36,769              1,358
            Money Market                 49,980                  0
            Total Return                 34,532              5,997
            High Yield                      135             42,868


















          Exhibit 77C
          Kemper Investors Fund
          Form N-SAR for the period ended 12/31/95
          File No. 811-5002
          Page 17

          Select w/Vote
            Equity                        4,969             15,031
            Government Securities        40,556              1,498
            Money Market                 81,585                  0
            Total Return                 50,455              8,763
            High Yield                      175             55,537





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